Results of Meeting of Shareholders

AXP EQUITY VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the thirteen nominees specified below as Board members*.

                                Shares Voted "For"      Shares Withholding Authority to Vote
Arne H. Carlson                  341,557,738.850                 17,248,381.599
Philip J. Carroll, Jr.           342,549,023.018                 16,257,097.431
Livio D. DeSimone                342,002,063.042                 16,804,057.407
Barbara H. Fraser                342,436,055.497                 16,370,064.952
Ira D. Hall                      342,369,544.114                 16,436,576.335
Heinz F. Hutter                  341,854,972.447                 16,951,148.002
Anne P. Jones                    342,174,251.845                 16,631,868.604
Stephen R. Lewis, Jr.            342,953,259.508                 15,852,860.941
Alan G. Quasha                   342,707,517.533                 16,098,602.916
Stephen W. Roszell               342,573,586.083                 16,232,534.366
Alan K. Simpson                  340,861,449.162                 17,944,671.287
Alison Taunton-Rigby             342,583,348.847                 16,222,771.602
William F. Truscott              342,707,809.291                 16,098,311.158

Proposal 2
To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

 Shares Voted "For" Shares Voted "Against"    Abstentions       Broker Non-Votes
  290,929,766.652      34,855,732.940      11,612,830.857       21,407,790.000

Proposal 3
To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

 Shares Voted "For" Shares Voted "Against"    Abstentions       Broker Non-Votes
  105,017,664.131      12,527,958.086       4,521,037.491        2,098,621.000

Proposal 4
To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

 Shares Voted "For" Shares Voted "Against"    Abstentions       Broker Non-Votes
  104,639,949.688      11,643,275.444       5,783,434.576        2,098,621.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP FOCUSED GROWTH FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the thirteen nominees specified below as Board members*.

                                Shares Voted "For"      Shares Withholding Authority to Vote
Arne H. Carlson                  341,557,738.850                 17,248,381.599
Philip J. Carroll, Jr.           342,549,023.018                 16,257,097.431
Livio D. DeSimone                342,002,063.042                 16,804,057.407
Barbara H. Fraser                342,436,055.497                 16,370,064.952
Ira D. Hall                      342,369,544.114                 16,436,576.335
Heinz F. Hutter                  341,854,972.447                 16,951,148.002
Anne P. Jones                    342,174,251.845                 16,631,868.604
Stephen R. Lewis, Jr.            342,953,259.508                 15,852,860.941
Alan G. Quasha                   342,707,517.533                 16,098,602.916
Stephen W. Roszell               342,573,586.083                 16,232,534.366
Alan K. Simpson                  340,861,449.162                 17,944,671.287
Alison Taunton-Rigby             342,583,348.847                 16,222,771.602
William F. Truscott              342,707,809.291                 16,098,311.158

Proposal 2
To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

 Shares Voted "For" Shares Voted "Against"    Abstentions       Broker Non-Votes
  290,929,766.652      34,855,732.940      11,612,830.857       21,407,790.000

Proposal 3
To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

 Shares Voted "For" Shares Voted "Against"    Abstentions       Broker Non-Votes
  18,253,400.274        1,844,729.996        632,543.589         2,264,497.000

Proposal 4
To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

 Shares Voted "For" Shares Voted "Against"    Abstentions       Broker Non-Votes
  17,868,962.254        1,991,740.020        869,971.585         2,264,497.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP PARTNERS SMALL CAP GROWTH FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the thirteen nominees specified below as Board members*.

                                Shares Voted "For"      Shares Withholding Authority to Vote
Arne H. Carlson                  341,557,738.850                 17,248,381.599
Philip J. Carroll, Jr.           342,549,023.018                 16,257,097.431
Livio D. DeSimone                342,002,063.042                 16,804,057.407
Barbara H. Fraser                342,436,055.497                 16,370,064.952
Ira D. Hall                      342,369,544.114                 16,436,576.335
Heinz F. Hutter                  341,854,972.447                 16,951,148.002
Anne P. Jones                    342,174,251.845                 16,631,868.604
Stephen R. Lewis, Jr.            342,953,259.508                 15,852,860.941
Alan G. Quasha                   342,707,517.533                 16,098,602.916
Stephen W. Roszell               342,573,586.083                 16,232,534.366
Alan K. Simpson                  340,861,449.162                 17,944,671.287
Alison Taunton-Rigby             342,583,348.847                 16,222,771.602
William F. Truscott              342,707,809.291                 16,098,311.158

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

 Shares Voted "For" Shares Voted "Against"    Abstentions       Broker Non-Votes
  290,929,766.652      34,855,732.940      11,612,830.857       21,407,790.000

Proposal 4
To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

 Shares Voted "For" Shares Voted "Against"    Abstentions       Broker Non-Votes
  36,122,419.482        3,026,540.347       1,736,825.503        8,990,466.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP SMALL CAP ADVANTAGE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the thirteen nominees specified below as Board members*.

                                Shares Voted "For"      Shares Withholding Authority to Vote
Arne H. Carlson                  341,557,738.850                 17,248,381.599
Philip J. Carroll, Jr.           342,549,023.018                 16,257,097.431
Livio D. DeSimone                342,002,063.042                 16,804,057.407
Barbara H. Fraser                342,436,055.497                 16,370,064.952
Ira D. Hall                      342,369,544.114                 16,436,576.335
Heinz F. Hutter                  341,854,972.447                 16,951,148.002
Anne P. Jones                    342,174,251.845                 16,631,868.604
Stephen R. Lewis, Jr.            342,953,259.508                 15,852,860.941
Alan G. Quasha                   342,707,517.533                 16,098,602.916
Stephen W. Roszell               342,573,586.083                 16,232,534.366
Alan K. Simpson                  340,861,449.162                 17,944,671.287
Alison Taunton-Rigby             342,583,348.847                 16,222,771.602
William F. Truscott              342,707,809.291                 16,098,311.158

Proposal 2
To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

 Shares Voted "For" Shares Voted "Against"    Abstentions       Broker Non-Votes
  290,929,766.652      34,855,732.940      11,612,830.857       21,407,790.000

Proposal 3
To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

 Shares Voted "For" Shares Voted "Against"    Abstentions       Broker Non-Votes
  70,895,534.341        6,668,276.220       2,408,646.856        5,420,788.000

Proposal 4
To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

 Shares Voted "For" Shares Voted "Against"    Abstentions       Broker Non-Votes
  70,021,190.761        6,490,557.117       3,460,709.539        5,420,788.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP STRATEGY AGGRESSIVE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the thirteen nominees specified below as Board members*.

                                Shares Voted "For"      Shares Withholding Authority to Vote
Arne H. Carlson                  341,557,738.850                 17,248,381.599
Philip J. Carroll, Jr.           342,549,023.018                 16,257,097.431
Livio D. DeSimone                342,002,063.042                 16,804,057.407
Barbara H. Fraser                342,436,055.497                 16,370,064.952
Ira D. Hall                      342,369,544.114                 16,436,576.335
Heinz F. Hutter                  341,854,972.447                 16,951,148.002
Anne P. Jones                    342,174,251.845                 16,631,868.604
Stephen R. Lewis, Jr.            342,953,259.508                 15,852,860.941
Alan G. Quasha                   342,707,517.533                 16,098,602.916
Stephen W. Roszell               342,573,586.083                 16,232,534.366
Alan K. Simpson                  340,861,449.162                 17,944,671.287
Alison Taunton-Rigby             342,583,348.847                 16,222,771.602
William F. Truscott              342,707,809.291                 16,098,311.158

Proposal 2
To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

 Shares Voted "For" Shares Voted "Against"    Abstentions       Broker Non-Votes
  290,929,766.652      34,855,732.940      11,612,830.857       21,407,790.000

Proposal 3
To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

 Shares Voted "For" Shares Voted "Against"    Abstentions       Broker Non-Votes
   63,000,135.408        8,273,211.043       2,469,407.682        2,633,418.000

Proposal 4
To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

 Shares Voted "For" Shares Voted "Against"    Abstentions       Broker Non-Votes
  62,404,550.087        7,946,721.236       3,391,482.810        2,633,418.000

* Denotes Registrant-wide proposals and voting results.